                                                                    Exhibit 99.1


                              LETTER OF TRANSMITTAL

                       ORANGE AND ROCKLAND UTILITIES, INC.

                                OFFER TO EXCHANGE
                                       ITS
                      6-1/2% DEBENTURES DUE 2027 (SERIES F)
                           FOR ANY AND ALL OUTSTANDING
                      6-1/2% DEBENTURES DUE 2027 (SERIES E)
               PURSUANT TO THE PROSPECTUS DATED JANUARY 22, 1998

--------------------------------------------------------------------------------
ORANGE AND ROCKLAND UTILITIES, INC. WILL ACCEPT ALL OLD DEBENTURES (AS HEREINAFTER DEFINED) TENDERED AND NOT WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON FEBRUARY 25, 1998, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

                             The Exchange Agent is:
                              THE BANK OF NEW YORK

 By Facsimile:          By Registered or Certified mail,   Confirm by Telephone:
(212) 815-5915             Overnight Courier or Hand:         (212) 815-5092
   Attention:                 The Bank of New York
Corporate Trust                101 Barclay Street
     Office                    New York, NY 10286
                        Attention: Corporate Trust Office

   DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

   FOR ANY QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR ANY ADDITIONAL INFORMATION, YOU MAY CONTACT THE EXCHANGE AGENT.

   The undersigned acknowledges receipt of the Prospectus dated January 22, 1998 (the "Prospectus"), of ORANGE AND ROCKLAND UTILITIES, INC., a New York corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together with the Prospectus constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 6-1/2% Debentures Due 2027 (Series F) (the "Exchange Debentures") for each $1,000 principal amount of its outstanding 6-1/2% Debentures Due 2027 (Series E) (the "Old Debentures"). The Old Debentures and the Exchange Debentures will be issued only in denominations of $100,000 or in any amount in excess thereof which is an integral multiple of $1,000. Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

   Either this Letter of Transmittal or an Agent's Message is to be completed by a holder of Old Debentures (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Old Debentures) in order to tender Old Debentures. Certificates for Old Debentures should be forwarded with this Letter of Transmittal or, if tender of Old Debentures is to be made by book-entry transfer pursuant to the procedures set forth in the Prospectus under "The Exchange Offer --

Procedures for Tendering," tender of Old Debentures should be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility").

   Any beneficial owner whose Old Debentures are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered holder of Old Debentures promptly and instruct such registered holder of Old Debentures to tender on behalf of the beneficial owner. If such beneficial owner wishes to tender on his own behalf, such beneficial owner must, prior to completing and executing this Letter of Transmittal and delivering his Old Debentures, either make appropriate arrangements to register ownership of the Old Debentures in such beneficial owner's name or obtain a properly completed bond power from the registered holder of Old Debentures. The transfer of registered ownership may take considerable time.

   In order properly to complete this Letter of Transmittal, a holder of Old Debentures must (i) complete the box entitled "Description of Old Debentures,"
(ii) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions, (iii) sign the Letter of Transmittal by completing the box entitled "Sign Here" and (iv) complete the Substitute Form W-9. Each holder of Old Debentures should read carefully the detailed instructions below prior to completing the Letter of Transmittal.

   Holders of Old Debentures who desire to tender the Old Debentures for exchange and (i) whose Old Debentures are not immediately available, (ii) who cannot deliver their Old Debentures and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender the Old Debentures pursuant to the guaranteed delivery procedures set forth below. See Instruction 2.

   Each broker-dealer that receives Exchange Debentures for its own account in exchange for Old Debentures, where such Old Debentures were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Debentures.

   Holders of Old Debentures who wish to tender their Old Debentures for exchange must, at a minimum, complete columns (1) through (3) in the box below entitled "Description of Old Debentures" and sign the box below entitled "Sign Here." If only these columns are completed, such holder of Old Debentures will have tendered for exchange all Old Debentures listed in column (3) below. If the holder of Old Debentures wishes to tender for exchange less than all of such Old Debentures, column (4) must be completed in full. In such case, such holder of Old Debentures should refer to Instruction 5.

____________________________________________________________________________________________________________________________________
                                                   DESCRIPTION OF OLD DEBENTURES
____________________________________________________________________________________________________________________________________
                            (1)                                            (2)                   (3)                   (4)
                                                                                                                 Principal Amount
                                                                                                               Tendered For Exchange
                                                                                                                (only if different
                                                                                                                    amount from
                                                                  Debenture Number(s)(1)                       column (3)) (must be
Name(s) and Address(es) of registered holder of Old Debenture(s)  (Attach signed list if  Aggregate Principal  in integral multiples
                (Please fill in, if blank)                              necessary)             Amount*             of $1,000)(2)*
____________________________________________________________________________________________________________________________________

                                                                  __________________________________________________________________

                                                                  __________________________________________________________________

                                                                  __________________________________________________________________

                                                                  __________________________________________________________________

                                                                  __________________________________________________________________

                                                                  __________________________________________________________________

                                                                  __________________________________________________________________

                                                                  __________________________________________________________________

                                                                  __________________________________________________________________

____________________________________________________________________________________________________________________________________

[ ] CHECK HERE IF TENDERED OLD DEBENTURES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED OLD DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITORY TRUST COMPANY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):

Name of Tendering Institution___________________________________________________

Account Number__________________________________________________________________

Transaction Code Number_________________________________________________________


   By crediting the Old Debentures to the Exchange Agent's account at the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility's Automated Tender Offer Program ("ATOP") and by complying

----------
(1) Column (2) need not be completed by holders of Old Debentures tendering Old Debentures for exchange by book-entry transfer. Please check the appropriate box and provide the requested information.

* Old Debentures may be tendered in whole or in part in denominations of $100,000 and integral multiples of $1,000 in excess thereof, provided that if any Old Debentures are tendered for exchange in part, the non-tendered principal amount thereof must be $100,000 or any integral multiple of $1,000 in excess thereof. All Old Debentures held shall be deemed tendered unless a lesser number is specified in this column.

(2) Column (4) need not be completed by holders of Old Debentures who wish to tender for exchange the principal amount of Old Debentures listed in Column
    (3). Completion of Column (4) will indicate that the holder of Old Debentures wishes to tender for exchange only the principal amount of Old Debentures indicated in column (4).

with applicable ATOP procedures with respect to the Exchange Offer, including transmitting a computer-generated message (an "Agent's Message") to the Exchange Agent in which the holder of the Old Debentures acknowledges and agrees to be bound by the terms of this Letter of Transmittal, the participant in the Book-Entry Transfer Facility confirms on behalf of itself and the beneficial owners of such Old Debentures all provisions of this Letter of Transmittal applicable to it and such beneficial owners as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

[ ] CHECK HERE IF TENDERED OLD DEBENTURES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Registered Holder of Old Debenture(s)___________________________________

Date of Execution of Notice of Guaranteed Delivery)_____________________________

Window Ticket Number (if available)_____________________________________________

Name of Institution which Guaranteed Delivery___________________________________

Account Number (if delivered by book-entry transfer)____________________________

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name____________________________________________________________________________

Address_________________________________________________________________________

       _________________________________________________________________________

       _________________________________________________________________________

                          SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 6, 7 AND 8)

   To be completed ONLY if Exchange Debentures or non-tendered or non-exchanged Old Debentures are to be issued in the name of someone other than the registered holder(s) of the Old Debentures whose name(s) appear(s) above.

Issue:

     / / Non-tendered or non-exchanged Old Debentures to:

     / / Exchange Debentures to:


     Name(s):


     __________________________________________________________________________
                                 (PLEASE PRINT)

     Address:


     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________
                               (INCLUDE ZIP CODE)

     Telephone Number:


     ___________________________________________________________________________
                              (INCLUDE AREA CODE)


     Tax Identification or Social Security Number:


     ___________________________________________________________________________


Credit non-exchanged Old Debentures, delivered by book-entry transfer, to the Book-Entry Transfer Facility account set forth below:


________________________________________________________________________________
                  (BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER)




                          SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 6, 7 AND 8)

   To be completed ONLY if Certificates for non-exchanged Old Debentures are to be sent to someone other than the registered holder(s) of the Old Debentures whose name(s) appear(s) above, or such registered holder(s) at an address other than that shown above.

Mail Certificates for non-exchanged Old Debentures to:


Name(s):

____________________________________________________________________________
                                 (PLEASE PRINT)

Address:

_________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

Telephone Number:

________________________________________________________________________________
                              (INCLUDE AREA CODE)


Tax Identification or Social Security Number:

________________________________________________________________________________

                        SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY



LADIES AND GENTLEMEN:

      Pursuant to the order by ORANGE AND ROCKLAND UTILITIES, INC. (the "Company"), upon the terms and subject to the conditions set forth in the Company's Prospectus dated January __, 1998 (the "Prospectus") and this Letter of Transmittal (the "Letter of Transmittal"), which together with the Prospectus constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 6-1/2% Debentures Due 2027 (Series F) (the "Exchange Debentures") for each $1,000 principal amount of its outstanding 6-1/2% Debentures Due 2027 (Series E) (the "Old Debentures"), the Old Debentures may be tendered for exchange in whole or in part in denominations of $100,000 and integral multiples of $1,000 in excess thereof, provided that if any Old Debentures are tendered for exchange in part, the non-tendered principal amount thereof must be $100,000 or any integral multiple of $1,000 in excess thereof. The undersigned hereby tenders to the Company for exchange the Old Debentures indicated above.

      By executing this Letter of Transmittal and subject to and effective upon acceptance for exchange of the Old Debentures tendered for exchange herewith, the undersigned will have irrevocably sold, assigned, transferred and exchanged, to the Company, all right, title and interest in, to and under all of the Old Debentures tendered for exchange hereby, and hereby appoints the Exchange Agent as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Company) of such holder of Old Debentures with respect to such Old Debentures, with full power of substitution to (i) deliver certificates representing such Old Debentures, or transfer ownership of such Old Debentures on the account books maintained by the Book-Entry Transfer Facility (together, in any such case, with all accompanying evidences of transfer and authenticity), to the Company, (ii) present and deliver such Old Debentures for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights and incidents of beneficial ownership with respect to such Old Debentures, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

      The undersigned hereby represents and warrants that the undersigned is the owner and has full power and authority to transfer the Old Debentures in exchange for the Exchange Debentures, and that when such Old Debentures are accepted for exchange by the Company, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon receipt, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Old Debentures tendered for exchange hereby.

      The undersigned hereby further represents to the Company that (i) the Exchange Debentures acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Exchange Debentures, whether or not such person is the holder, (ii) neither the holder nor any such other person has an arrangement or understanding with any person, nor an intention, to participate in the distribution of such Exchange Debentures, (iii) neither the holder nor any such other person is an "affiliate," as defined under Rule 405 of the Securities Act of 1933 (the "Securities Act"), of the Company and (iv) the holder and such other person acknowledge that (a) any person participating in the Exchange Offer for the purpose of distributing the Exchange Debentures (1) could not rely on the staff position enunciated in "Exxon Capital Holdings Corporation" (available May 13,
1988) or similar letters and (2) must comply with registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction and (b) failure to comply with such requirements in such instance could result in such holder incurring liability under the Securities Act for which such holder is not indemnified by the Company. If the undersigned is a broker-dealer that will receive Exchange Debentures for its own account in exchange for Old Debentures that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Debentures; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

      For purposes of the Exchange Offer, the Company will be deemed to have accepted for exchange, and to have exchanged, validly tendered Old Debentures, if, as and when the Company gives oral or written notice thereof to the Exchange Agent. Except as otherwise provided in the Prospectus, tenders of Old Debentures may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. See "The Exchange Offer -- Withdrawal of Tenders" in the Prospectus. Any Old Debentures tendered by the undersigned and not accepted for exchange will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled "Special Delivery Instructions."

      The undersigned acknowledges that the Company's acceptance of Old Debentures validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled "The Exchange Offer" and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

      Unless otherwise indicated in the box entitled "Special Issuance Instructions," please return any Old Debentures not tendered for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail any certificates for Old Debentures not tendered or exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificate representing the Exchange Debentures issued in exchange for the Old Debentures accepted for exchange in the name(s) of, and return any Old Debentures not tendered for exchange or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Debentures from the name of the holder of Old Debentures thereof if the Company does not accept for exchange any of the Old Debentures so tendered for exchange.

      A tender for exchange of Old Debentures pursuant to any one of the procedures set forth in the section of the Prospectus entitled "The Exchange Offer" will constitute the tendering holder of Old Debentures acceptance of the terms and conditions of the Exchange Offer.

      IN ORDER VALIDLY TO TENDER OLD DEBENTURES FOR EXCHANGE, HOLDERS OF OLD DEBENTURES MUST COMPLETE, EXECUTE AND DELIVER THIS LETTER OF TRANSMITTAL.

      Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Old Debentures is irrevocable.

                                    SIGN HERE

________________________________________________________________________________

________________________________________________________________________________


Date:_____________________, 1998

     Must be signed by the registered holder of Old Debentures(s) exactly as name(s) appear(s) on certificate(s) representing the Old Debentures or on a security position listing or by person(s) authorized to become registered Old Debenture holder(s) by certificates and documents transmitted herewith. If signature(s) is/are by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. (See Instruction 6)


Name(s)_________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                                 (PLEASE PRINT)


Capacity (full title)___________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone No. (______)____________________________________________


Tax Identification or Social Security Nos.______________________________________
                                            PLEASE COMPLETE SUBSTITUTE FORM W-9

                            GUARANTEE OF SIGNATURE(S)
         (SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 1)

Authorized Signature____________________________________________________________

Dated___________________________________________________________________________

Name and Title__________________________________________________________________
                                 (PLEASE PRINT)

Name of Firm____________________________________________________________________

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

      1. GUARANTEE OF SIGNATURE. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an eligible institution that is a member of one of the following recognized signature Guarantee Programs:

      (a) The Securities Transfer Agents Medallion Program

      (b) The New York Stock Exchange Medallion Signature Program

      (c) The Stock Exchange Medallion Program

Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Old Debentures tendered herewith and such registered holder(s) have not completed the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) if such Old Debentures are tendered for the account of an Eligible Guarantor Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

      2. DELIVERY OF THIS LETTER OF TRANSMITTAL AND DEBENTURES; GUARANTEED DELIVERY PROCEDURE. This Letter of Transmittal is to be completed by holders of Old Debentures (i) if certificates are to be forwarded herewith or (ii) if tenders are to be made pursuant to the procedures for tender by book-entry transfer or guaranteed delivery set forth in the section of the Prospectus entitled "The Exchange Offer." Certificates for all physically tendered Old Debentures or any confirmation of a book-entry tender (a "Book-Entry Confirmation"), as well a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to 5:00 p.m., New York City time, on the Expiration Date. Holders of Old Debentures who elect to tender Old Debentures and (i) whose Old Debentures are not immediately available, (ii) who cannot deliver the Old Debentures or other required documents to the Exchange Agent prior to 5:00 p.m., New York City time on the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, may have such tender effected if: (a) such tender is made by or through an Eligible Guarantor Institution; (b) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent has received from such holder or Eligible Guarantor Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery (by telegram, telex, facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of such Old Debentures, the certificate number(s) of such Old Debentures and the principal amount of Old Debentures tendered for exchange, stating that tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the date of delivery of the Notice of Guaranteed Delivery, the certificates representing such Old Debentures (or a Book-Entry Confirmation), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Guarantor Institution with the Exchange Agent and (c) certificates for all tendered Old Debentures, or a Book-Entry Confirmation, together with a copy of the previously executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

      THE METHOD OF DELIVERY OF OLD DEBENTURES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER OF OLD DEBENTURES. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. NEITHER THE LETTER OF TRANSMITTAL NOR ANY OLD DEBENTURES SHOULD BE SENT TO THE COMPANY.

      No alternative, conditional or contingent tenders will be accepted. All tendering holders of Old Debentures, by execution of this Letter of Transmittal (or facsimile hereof, if applicable), waive any right to receive notice of the acceptance of their Old Debentures for exchange.

      3. INADEQUATE SPACE. If the space provided in the box entitled "Description of Old Debentures" above is inadequate, the certificate numbers and principal amounts of the Old Debentures being tendered should be listed on a separate signed schedule affixed hereto.

      4. WITHDRAWALS. A tender of Old Debentures may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date by delivery of written notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal of Old Debentures must (i) specify the name of the person who tendered the Old Debentures to be withdrawn (the "Depositor"), (ii) identify the Old Debentures to be withdrawn (including the certificate number or numbers and aggregate principal amount of such Old Debentures), (iii) be signed by the holder of Old Debentures in the same manner as the original signature on the Letter of Transmittal by which such Old Debentures were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the applicable transfer agent register the transfer of such Old Debentures into the name of the person withdrawing the tender and (iv) specify the name in which any such Old Debentures are to be registered, if different from that of the Depositor. Withdrawals of tenders of Old Debentures may not be rescinded, and any Old Debentures withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer, and no Exchange Debentures will be issued with respect thereto unless the Old Debentures so withdrawn are validly retendered. Properly withdrawn Old Debentures may be retendered by following one of the procedures described in the section of the Prospectus entitled "The Exchange Offer -- Procedures for Tendering" at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

      5. PARTIAL TENDERS. Tenders of Old Debentures will be accepted only in denominations of $100,000 and any integral multiple of $1,000 in excess thereof, provided that if any Old Debentures are tendered for exchange in part, the non-tendered principal amount thereof must be $100,000 or any integral multiple of $1,000 in excess thereof. If a tender for exchange is to be made with respect to less than the entire principal amount of any Old Debentures, fill in the principal amount of Old Debentures that are tendered for exchange in column (4) of the box entitled "Description of Old Debentures," as more fully described in the footnotes thereto. In case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Old Debentures, will be sent to the holders of Old Debentures unless otherwise indicated in the appropriate box on this Letter of Transmittal as promptly as practicable after the expiration or termination of the Exchange Offer.

      6. SIGNATURES ON THIS LETTER OF TRANSMITTAL, POWERS OF ATTORNEY AND ENDORSEMENTS.

      (a) The signature(s) of the holder of Debentures on this Letter of Transmittal must correspond with the name(s) as written on the face of the Old Debentures without alteration, enlargement or any change whatsoever.

      (b) If tendered Old Debentures are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

      (c) If any tendered Old Debentures are registered in different names, on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations or certificates.

      (d) When this Letter of Transmittal is signed by the holder of the Old Debentures listed and transmitted hereby, no endorsements of Old Debentures or separate powers of attorney are required. If, however, Old Debentures not tendered or not accepted are to be issued or returned in the name of a person other than the holder of such Old Debentures, then the Old Debentures transmitted hereby must be endorsed or accompanied by appropriate powers of attorney in a form satisfactory to the Company, in either case signed exactly as the name(s) of the holder of Old Debentures appear(s) on the Old Debentures. Signatures on such Old Debentures or powers of attorney must be guaranteed by an Eligible Guarantor Institution (unless signed by an Eligible Guarantor Institution).

      (e) If this Letter of Transmittal or Old Debentures or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted.

      (f) If this Letter of Transmittal is signed by a person other than the registered holder of Old Debentures listed, the Old Debentures must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name(s) of the registered holder of Old Debenture(s) appear(s) on the certificates. Signatures on such Old Debentures or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

      7. TRANSFER TAXES. Except as set forth in this Instruction 7, the Company will pay all transfer taxes, if any, applicable to the transfer and exchange of Old Debentures pursuant to the Exchange Offer. If, however, issuance of Exchange Debentures is to be made to, or Old Debentures not tendered for exchange are to be issued or returned in the name of, any person other than the holder of Old Debentures, the amount of any transfer taxes payable on account of the transfer to such person will be imposed on and payable by the holder of Old Debenture(s) tendering Old Debentures for exchange prior to the issuance of the Exchange Debentures. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

      8. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If the Exchange Debentures or any Old Debentures not tendered or not exchanged are to be issued to someone other than the registered holder of Old Debentures or if any Old Debentures not exchanged are to be sent to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Old Debentures tendering Old Debentures by book-entry transfer may request that Old Debentures not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder of Old Debentures may designate.

      9. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time or receipt), acceptance and withdrawal of Old Debentures will be determined by the Company, in its sole discretion, whose determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders for exchange of any particular Old Debentures that are not in proper form, or the acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company reserves the absolute right to waive any defect, irregularity or condition of tender for exchange with regard to any particular Old Debenture. The Company's interpretation of the terms of, and conditions to, the Exchange Offer (including the instructions herein) will be final and binding. Unless waived, any defect or irregularities in connection with the Exchange Offer must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notice of any defects or irregularities in Old Debentures tendered for exchange, nor shall any of them incur any liability for failure to give such notice. A tender of Old Debentures will not be deemed to have been made until all defects and irregularities with respect to such tender have been cured or waived. Any Old Debentures received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal as soon as practicable following the Expiration Date.

      10. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive certain of the specified conditions as described under "The Exchange Offer -- Conditions" in the Prospectus in the case of any Debentures tendered (except as otherwise provided in the Prospectus).

      11. MUTILATED, LOST, STOLEN OR DESTROYED DEBENTURES. If a holder of Old Debentures desires to tender an Old Debenture pursuant to the Exchange Offer, but the Old Debenture has been mutilated, lost, stolen or destroyed, such holder of Old Debentures should write to or telephone the Trustee, at the address listed below, concerning the procedures for obtaining replacement certificates for such Old Debentures, arranging for indemnification or any other matter that requires handling by the Trustee:

                                    The Bank of New York
                                    101 Barclay Street
                                    New York, New York  10286
                                    Telephone:  (212) 815-5092
                                    Facsimile:  (212) 815-5915

      12. REQUESTS FOR INFORMATION OR ADDITIONAL COPIES. Requests for information or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.

      IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF, IF APPLICABLE) TOGETHER WITH OLD DEBENTURE CERTIFICATES, OR CONFIRMATION OF BOOK-ENTRY OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION

      Under current federal income tax law, a holder of Old Debentures whose tendered Old Debentures we accepted for exchange is required to provide the Company (as payor), through the Exchange Agent, with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding. If such holder of Old Debentures is an individual, the TIN is such holder's social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the holder of Old Debentures may be subject to a penalty imposed by the Internal Revenue Service. In addition, delivery of such holder's Exchange Debentures may be subject to backup withholding.

      Certain holders of Old Debentures (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders of Old Debentures should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the holder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

      If backup withholding applies, the Company is required to withhold 31% of any payment made to the holder of Old Debentures or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

SUBSTITUTE FORM W-9; TAXPAYER IDENTIFICATION NUMBER

      To prevent backup withholding on payments that are made with respect to Old Debentures exchanged in the Exchange Offer, each holder of Old Debentures is required to provide the Exchange Agent with either (i) the holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder of Old Debentures is awaiting a TIN) and that (A) the holder of Old Debentures has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified the holder of Old Debentures that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

      The holder of Old Debentures is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Old Debentures. If the Old Debentures are held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance regarding which number to report.

                    PAYER'S NAME: ___________________________


                            PART 1 -- PLEASE PROVIDE YOUR TIN IN THE
                            BOX AT RIGHT AND CERTIFY BY SIGNING AND
                            DATING BELOW                                                 Social Security Number

                                                                                       OR______________________________

                                                                                         Employer Identification Number
                            --------------------------------------------------------
SUBSTITUTE

FORM W-9                    PART 2 -- Certification -- Under Penalties of Perjury, I   PART 3 -- Awaiting TIN [ ]
                            certify that:

DEPARTMENT OF THE TREASURY  (1) The number shown on this form is my correct
INTERNAL REVENUE SERVICE        taxpayer identification number (or I am waiting
                                for a number to be issued to me) and


PAYER'S REQUEST FOR         (2) I am not subject to backup withholding either
TAXPAYER IDENTIFICATION         because I have not been notified by the Internal
NUMBER (TIN)                    Revenue Service (the "IRS") that I am subject to
                                backup withholding as a result of a failure to
                                report all interest or dividends, or the IRS has
                                notified me that I am no longer subject to backup
                                withholding.

                                Certificate instructions -- You must cross out item
                            (2) in Part 2 above if you have been notified by the
                            IRS that you are subject to backup withholding
                            because of underreporting interest or dividends on
                            your tax return. However, if after being notified by
                            the IRS that you were subject to backup withholding
                            you receive another notification from the IRS
                            stating that you are no longer subject to backup
                            withholding, do not cross out item (2)


                            SIGNATURE___________________________________________

                            DATE________________________________________________


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                   YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
             IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide such a number.

_______________________________________                  _______________________
               Signature                                          Date